                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS:

         WHEREAS, EMPIRICAL INVESTMENT FUNDS, a business trust organized under the laws of the State of Delaware (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

         NOW,  THEREFORE,  the undersigned hereby constitutes and appoints JAMES
R. CUMMINS and DONALD S. MENDELSOHN, and each of them, its attorneys for it and in its name, place and stead, to execute and file any Amendment or Amendments to the Trust's Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as it might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the Trust has caused its name to be subscribed hereto by the President this 21st day of April, 1998.

ATTEST:                                            EMPIRICAL INVESTMENT FUNDS




/s/                                                By: /s/
Diana Sosa-Gonzalez, Secretary                     KAYE ANDERSON-KERR, President


STATE OF FLORIDA                   )
                                   )        ss:
COUNTY OF DADE                     )

         Before me, a Notary Public, in and for said county and state, personally appeared KAYE ANDERSON-KERR, President and Diana Sosa-Gonzalez, Secretary, who represented that they are duly authorized in the premises, and who are known to me to be the persons described in and who executed the foregoing instrument, and they duly acknowledged to me that they executed and delivered the same for the purposes therein expressed.

         WITNESS my hand and official seal this 21st day of April, 1998.




                                  Notary Public           /s/
                                                          Roshni D. Allen

                                  My commission expires:  1-30-2002

                                   CERTIFICATE

         The undesigned, Secretary of Empirical Investment Funds, hereby certifies that the following resolution was duly adopted by a majority of the Board of Trustees at a meeting held April 21, 1998, and is in full force and effect:

                  "WHEREAS, Empirical Investment Funds, a business trust organized under the laws of the State of Delaware (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended;

                  NOW, THEREFORE, the undersigned hereby constitutes and appoints JAMES R. CUMMINS and DONALD S. MENDELSOHN, and each of them, its attorneys for it and in its name, place and stead, to execute and file any Amendment or Amendments to the Trust's Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as it might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof."




Dated:  April 21, 1998
                                                  /s/
                                                  Diana Sosa-Gonzalez, Secretary
                                                  Empirical Investment Funds

                                POWER OF ATTORNEY


    KNOW ALL MEN BY THESE PRESENTS:

    WHEREAS, EMPIRICAL INVESTMENT FUNDS, a business trust organized under the laws of the State of Delaware (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

    WHEREAS, the undersigned is the President, Treasurer, Chief Financial Officer and a Trustee of the Trust;

    NOW, THEREFORE, the undersigned hereby constitutes and appoints JAMES R. CUMMINS and DONALD S. MENDELSOHN, and each of them, her attorneys for her and in her name, place and stead, and in her office and capacity in the Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, the undersigned has hereunto set her hand this 21st day of April, 1998.


                               /s/
                               KAYE ANDERSON-KERR
                               President, Treasurer, Chief Financial Officer and Trustee


STATE OF FLORIDA                        )
                                        )       ss:
COUNTY OF DADE                          )

    Before me, a Notary Public, in and for said county and state, personally appeared KAYE ANDERSON-KERR, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that she executed and delivered the same for the purposes therein expressed.

    WITNESS my hand and official seal this 21st day of April, 1998.


                                  Notary Public           /s/
                                                          Roshni D. Allen

                                  My commission expires:  1-30-2002

                                POWER OF ATTORNEY


    KNOW ALL MEN BY THESE PRESENTS:

    WHEREAS, EMPIRICAL INVESTMENT FUNDS, a business trust organized under the laws of the State of Delaware (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

    WHEREAS, the undersigned is a Trustee of the Trust;

    NOW, THEREFORE, the undersigned hereby constitutes and appoints JAMES R. CUMMINS and DONALD S. MENDELSOHN, and each of them, his attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 21st day of April, 1998.


                                  /s/
                                  REZA JALALI BIDGOLI, Trustee


STATE OF FLORIDA                        )
                                        )       ss:
COUNTY OF DADE                          )

    Before me, a Notary Public, in and for said county and state, personally appeared REZA JALALI BIDGOLI, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

    WITNESS my hand and official seal this 21st day of April, 1998.



                                  Notary Public           /s/
                                                          Roshni D. Allen

                                  My commission expires:  1-30-2002

                                POWER OF ATTORNEY


    KNOW ALL MEN BY THESE PRESENTS:

    WHEREAS, EMPIRICAL INVESTMENT FUNDS, a business trust organized under the laws of the State of Delaware (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

    WHEREAS, the undersigned is a Trustee of the Trust;

    NOW, THEREFORE, the undersigned hereby constitutes and appoints JAMES R. CUMMINS and DONALD S. MENDELSOHN, and each of them, his attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 21st day of April, 1998.


                                  /s/
                                  DAVID ANDREW SHEA, III, Trustee


STATE OF FLORIDA                        )
                                        )       ss:
COUNTY OF DADE                          )

    Before me, a Notary Public, in and for said county and state, personally appeared DAVID ANDREW SHEA, III, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

    WITNESS my hand and official seal this 21st day of April, 1998.


                                  Notary Public           /s/
                                                          Roshni D. Allen

                                  My commission expires:  1-30-2002